Inspirato Reports Q2 Financial and Operating Results
Strong operational execution continues ahead of strategic combination with Buyerlink to form One Planet Platforms, a leading platform for building and operating online marketplaces, enhancing Inspirato’s luxury travel offerings and global reach
DENVER, August 12, 2025 – Inspirato Incorporated (“Inspirato” or the “Company”) (Nasdaq: ISPO), the premier luxury vacation club and property technology company, today reported results for the second quarter (“Q2 2025”) ended June 30, 2025. The Company also provided an update on its previously announced definitive agreement to combine with Buyerlink, a technology leader in operating online marketplaces and performance-based marketing.
Q2 2025 Highlights
•Net loss of $5.3 million and adjusted EBITDA of negative $0.3 million, representing an $8.8 million or 96% year-over-year adjusted EBITDA improvement
•Gross margin of $17.4 million, driven by portfolio optimization and a more efficient business model
•Cash operating expenses declined by $7.1 million or 27% year-over-year, reflecting a continued focus on operational improvements
•Occupancy of 59%, with average daily rates (“ADR”) increasing 24% to $1,670
•As of June 30, 2025, the Company reported over 11,000 active memberships, underscoring its focus on high-quality, recurring revenue
Management Commentary
Chairman and Chief Executive Officer Payam Zamani commented, “Our second quarter results reflect continued progress in our transformation, highlighted by an EBITDA improvement of $8.8 million year-over-year and achieving free cash flow breakeven,” said Chairman and Chief Executive Officer Payam Zamani. “We remain focused on executing our strategic initiatives - driving operational efficiency, elevating the brand, enhancing the member experience, and advancing our digital platform. These efforts are strengthening our foundation for long-term, profitable growth. In the quarter, we also announced our definitive agreement to combine with Buyerlink, which we believe will further accelerate our strategy by adding proven technology and expanding our reach in the global luxury travel market. Together, we will be building a more agile, digitally enabled Inspirato, positioned to deliver exceptional quality and value to our members.”

Strategic Update on Pending Combination with Buyerlink
On June 26, 2025, Inspirato announced that it had entered into a definitive agreement to combine with Buyerlink, a technology leader in operating online marketplaces and performance-based marketing, in an all-stock transaction structured as a reverse merger. The transaction values Buyerlink’s equity at approximately $326.3 million and is expected to close in the third quarter of 2025, subject to customary closing conditions, including regulatory approvals.
Upon closing, the combined company will be named One Planet Platforms and is expected to trade on Nasdaq under a new ticker symbol. The newly formed entity will operate as a diversified, technology-driven platform, building and operating online marketplaces across multiple verticals. Inspirato’s brand and travel offering are expected to benefit meaningfully from Buyerlink’s scalable infrastructure, AI efforts, and deep experience across performance-based marketing.

Until the transaction closes, Inspirato will continue operating as a standalone public company, focused on executing its strategic priorities, optimizing operations, and enhancing member value. Following the close, Inspirato's current shareholders, including those holding ISPO shares today, will own stock in the newly combined organization. The only change for investors will be the Company's ticker symbol, which will be updated to reflect the new corporate identity. Inspirato remains on track with its year-to-date progress toward its previously communicated full-year 2025 targets; however, Inspirato does not plan to update its standalone guidance going forward due to the pending transaction.
2025 Second Quarter Earnings Call and Webcast
Company Chairman and CEO Payam Zamani and CFO Michael Arthur will host a conference call on Wednesday, August 13, 2025, to discuss Inspirato's operating and financial results.
To listen to the audio webcast and Q&A, please visit the Inspirato Investor Relations website at investor.inspirato.com. An audio replay of the webcast will be available on the Inspirato Investor Relations website shortly after the call.
Conference Call and Webcast
Date/Time: Wednesday, August 13, 2025, at 11:00 AM ET / 9:00 AM MT
Dial-In: https://register-conf.media-server.com/register/BI2fb4b32d9e374ee68495a1a7a63ecc19
Webcast: https://edge.media-server.com/mmc/p/9pneynxr/

2025 Second Quarter Financial Results and Operational Metrics:
The following table provides the components of gross margin for the three and six months ended June 30, 2025 and 2024:

	Three Months Ended June 30,				Six Months Ended June 30,
(in millions other than percentages, unaudited)	2025	2024	% Change		2025	2024	% Change
Residence and hotel travel	$24.9	$29.1	(14.3)%		$63.2	$73.3	(13.7)%
Experiences and bespoke travel	14.5	9.8	47.9%		17.9	15.3	17.3%
Total Travel	39.4	38.8	1.4%		81.1	88.5	(8.4)%
Subscription revenue	19.4	25.2	(23.3)%		40.3	53.3	(24.5)%
Rewards and other revenue	4.4	3.3	32.5%		7.6	5.8	31.7%
Total revenue	63.1	67.4	(6.3)%		129.0	147.6	(12.6)%
Cost of revenue	45.7	51.2	(10.7)%		86.1	99.7	(13.7)%
Gross margin	$17.4	$16.2	7.4%		$42.9	$47.9	(10.4)%
Gross margin (%)	28%	24%	3.5	pp	33%	32%	0.8	pp
n/m = not meaningful
pp = percentage points

The following table provides a breakdown of Nights Delivered, Occupancy, and ADR for the three and six months ended June 30, 2025 and 2024:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Residences
Paid Nights Delivered	9,700	13,600	23,800	30,500
Total Nights Delivered	14,600	21,700	34,300	47,300
Occupancy	57%	70%	65%	74%
ADR	$1,957	$1,535	$2,066	$1,744

Hotels
Paid Nights Delivered (1)	6,100	8,300	12,400	17,400
Total Nights Delivered (1)	9,000	14,000	18,500	29,800
Occupancy (2)	74%	79%	71%	73%
ADR (1)	$1,210	$1,035	$1,314	$1,044

Total
Paid Nights Delivered (1)	15,800	21,900	36,200	47,900
Total Nights Delivered (1)	23,600	35,700	52,800	77,000
Occupancy (2)	59%	71%	66%	74%
ADR (1)	$1,670	$1,346	$1,808	$1,514
(1) Includes net-rate hotel nights.
(2) Excludes net-rate hotel nights as we purchase individual nights but do not have a total number of nights obligation.

The following table shows our approximate total number of Active Memberships as of June 30, 2025 and 2024:

	June 30,
	2025	2024
Club	9,900	10,800
Pass	1,200	1,900
Invited	100	—
Total Active Memberships	11,200	12,700

Reconciliation of Non- GAAP Financial Measures
In addition to Inspirato’s results determined in accordance with GAAP, Inspirato uses Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow as part of its overall assessment of performance, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies and to communicate with its Board concerning our business and financial performance. Inspirato believes that these non-GAAP financial measures provide useful information to investors about its business and financial performance, enhance their overall understanding of our past performance and future prospects, and allow for greater transparency with respect to metrics used by its management in their financial and operational decision making. Inspirato is presenting these non-GAAP financial measures to assist investors in seeing its business and financial performance through the eyes of management, and because we believe that these non-GAAP financial measures provide an additional tool for investors to use in comparing results of operations of our business over multiple periods with other companies in our industry.
There are limitations related to the use of these non-GAAP financial measures, including that they exclude significant expenses that are required by GAAP to be recorded in Inspirato’s financial measures. Other companies may calculate non-GAAP financial measures differently or may use other measures to calculate their financial performance, and therefore, our non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. Thus, these non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any measures derived in accordance with GAAP.
Inspirato provides a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to their respective related GAAP financial measures. Inspirato encourages investors and others to review our business, results of operations, and financial information in its entirety, not to rely on any single financial measure, and to view Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow in conjunction with their respective related GAAP financial measures.
Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net loss and comprehensive loss less interest expense, net, income tax expense, depreciation and amortization, equity‑based compensation, and loss (gain) on fair value instruments. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of total revenue for the same period.
The above items are excluded from Inspirato’s Adjusted EBITDA measure because management believes that these costs and expenses are not indicative of core operating performance and do not reflect the underlying economics of Inspirato’s business.
Free Cash Flow. Inspirato defines Free Cash Flow as net cash used in operating activities less purchases of property and equipment and development of internal-use software. Inspirato believes that Free Cash Flow is a meaningful indicator of liquidity that provides information to management and investors about the amount of cash generated from operations, after purchases of property and equipment and development of internal-use software, that can be used for strategic initiatives, if any.

See below for reconciliations of non-GAAP financial measures.
Key Business and Other Operating Metrics
Inspirato uses a number of operating and financial metrics, including the following key business metrics, to evaluate its business, measure its performance, identify trends affecting its business, formulate financial projections and business plans, and make strategic decisions. Inspirato regularly reviews and may adjust processes for calculating its internal metrics to improve their accuracy.
Active Memberships. Inspirato uses Active Memberships to assess the adoption of its membership subscription offerings, which is a key factor in assessing penetration of the market in which it operates and a key driver of revenue. Inspirato defines Active Memberships as membership subscriptions as of the measurement date that are paid in full, as well as those for which Inspirato expects payment for renewal.
Average Daily Rates (“ADR”) and Total Occupancy. Inspirato defines ADR as the total paid travel revenue, divided by total paid nights, which includes Inspirato for Good (“IFG”) and Inspirato for Business (“IFB”), in both leased residences or hotel rooms and suites. ADR does not include Pass nights utilized. Occupancy is defined as all paid, Pass, IFG, IFB, employee and complimentary nights in all at-risk properties divided by the total number of at-risk nights available. Net-rate hotel partners are excluded from Hotel Occupancy as these are dependent on the hotel having capacity for Inspirato requests.

Inspirato Incorporated
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$63,108	$67,382	$128,997	$147,627
Cost of revenue	45,736	51,201	86,080	99,725
Gross margin	17,372	16,181	42,917	47,902
General and administrative	10,352	13,994	21,738	28,643
Sales and marketing	5,325	8,772	10,332	17,498
Operations	4,182	4,766	9,412	11,789
Technology and development	917	2,266	2,204	4,316
Depreciation and amortization	1,015	1,013	2,019	2,014
Interest expense, net	488	373	954	696
Loss (gain) on fair value instruments	261	316	(226)	(3,833)
Other expense (income), net	58	18	51	(277)
Loss and comprehensive loss before income taxes	(5,226)	(15,337)	(3,567)	(12,944)
Income tax expense	87	56	124	200
Net loss and comprehensive loss	(5,313)	(15,393)	(3,691)	(13,144)
Net loss and comprehensive loss attributable to noncontrolling interests	—	6,686	—	5,700
Net loss and comprehensive loss attributable to Inspirato Incorporated	$(5,313)	$(8,707)	$(3,691)	$(7,444)

Loss Attributable to Inspirato Incorporated per Class A Share
Basic and diluted net loss attributable to Inspirato Incorporated per Class A share	$(0.42)	$(2.33)	$(0.30)	$(2.03)

Inspirato Incorporated
Condensed Consolidated Balance Sheets
(in thousands, except par value, unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$16,724	$21,845
Restricted cash	13,045	13,160
Accounts receivable, net	3,451	3,767
Accounts receivable, net – related parties	—	883
Prepaid member travel	12,445	13,663
Prepaid expenses	3,321	3,116
Other current assets	1,613	1,949
Total current assets	50,599	58,383
Right-of-use assets	165,546	175,228
Goodwill	21,233	21,233
Property and equipment, net	10,828	14,079
Other noncurrent assets	4,436	4,962
Total assets	$252,642	$273,885

Liabilities
Current liabilities
Accounts payable and accrued liabilities	$25,115	$23,021
Accounts payable and accrued liabilities - related parties	189	—
Deferred revenue	115,786	135,347
Lease liabilities	52,168	53,488
Total current liabilities	193,258	211,856
Deferred revenue, noncurrent	38,752	36,147
Lease liabilities, noncurrent	123,876	130,239
Convertible note	23,225	22,336
Other noncurrent liabilities	3,227	3,159
Total liabilities	382,338	403,737

Commitments and contingencies (Note 14)

Equity (Deficit)
Class A Common Stock, par value $0.0001 per share, 50,000 shares authorized, 12,470 and 11,763 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	1	1
Class B Common Stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of June 30, 2025 and December 31, 2024	—	—
Class V Common Stock, $0.0001 par value per share, 25,000 shares authorized, no shares issued or outstanding as of June 30, 2025 and December 31, 2024	—	—
Preferred Stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of June 30, 2025 and December 31, 2024	—	—
Additional paid-in capital	165,170	161,323
Accumulated deficit	(294,867)	(291,176)
Total equity (deficit)	(129,696)	(129,852)
Total liabilities and equity (deficit)	$252,642	$273,885
\

Inspirato Incorporated
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cash flows from operating activities:
Net loss	$(5,313)	$(15,393)	$(3,691)	$(13,144)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,277	2,820	5,167	5,448
Loss on disposal of fixed assets	67	35	104	164
Gain on fair value instruments	261	316	(226)	(3,833)
Asset impairments	386	—	386	—
Paid-in-kind interest	563	520	1,115	1,030
Equity‑based compensation	714	2,672	1,789	5,550
Amortization of right-of-use assets	14,746	17,693	29,398	31,789
Changes in operating assets and liabilities:
Accounts receivable, net	(321)	(585)	1,199	483
Accounts receivable, net – related parties	—	(294)	—	(492)
Prepaid member travel	5,519	1,263	1,218	2,970
Prepaid expenses	(591)	(1,556)	(205)	241
Other assets	133	32	327	185
Accounts payable and accrued liabilities	1,043	(1,310)	2,358	(2,171)
Accounts payable and accrued liabilities - related parties	95	—	189	—
Deferred revenue	(4,555)	10,287	(16,956)	(4,354)
Lease liabilities	(13,978)	(18,401)	(27,785)	(33,322)
Other liabilities	36	134	68	487
Net cash provided by (used in) operating activities	$1,082	$(1,767)	$(5,545)	$(8,969)

Cash flows from investing activities:
Purchase of property and equipment	$(632)	$(1,904)	$(1,495)	$(3,170)
Development of internal-use software	(202)	(120)	(254)	(356)
Net cash used in investing activities	$(834)	$(2,024)	$(1,749)	$(3,526)

Cash flows from financing activities:
Proceeds from exercise of Investment Warrants	$—	$—	$2,000	$—
Payments of employee taxes for share-based awards	—	(98)	—	(374)
Proceeds for purchases of shares for employee stock purchase plan	58	84	58	84
Net cash provided by (used in) financing activities	$58	$(14)	$2,058	$(290)

Net increase (decrease) in cash, cash equivalents and restricted cash	$306	$(3,805)	$(5,236)	$(12,785)
Cash, cash equivalents and restricted cash – beginning of period	29,463	33,286	35,005	42,266
Cash, cash equivalents and restricted cash – end of period	$29,769	$29,481	$29,769	$29,481

Reconciliation of Net Loss to Adjusted EBITDA
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands other than percentages, unaudited)	2025	2024	2025	2024
Net loss and comprehensive loss	$(5,313)	$(15,393)	$(3,691)	$(13,144)
Interest expense, net	488	373	954	696
Income tax expense	87	56	124	200
Depreciation and amortization (1)	2,277	2,820	5,167	5,448
Equity‑based compensation	714	2,672	1,789	5,550
Loss (gain) on fair value instruments	261	316	(226)	(3,833)
Asset impairments	386	—	386	—
Transaction costs	771	—	771	—
Adjusted EBITDA	$(329)	$(9,156)	$5,274	$(5,083)
Adjusted EBITDA Margin (2)	(0.5)%	(13.6)%	4.1%	(3.4)%

(1) Depreciation and amortization is included within cost of revenue, general and administrative and depreciation and amortization within the Condensed Consolidated Statements of Operations and Comprehensive Loss.
(2) We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue for the same period.

Reconciliation of Free Cash Flow
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands), unaudited	2025	2024	2025	2024
Net cash provided by (used in) operating activities	$1,082	$(1,767)	$(5,545)	$(8,969)
Development of internal-use software	(632)	(1,904)	(1,495)	(3,170)
Purchase of property and equipment	(202)	(120)	(254)	(356)
Free Cash Flow	$248	$(3,791)	$(7,294)	$(12,495)

About Inspirato
Inspirato (Nasdaq: ISPO) is a luxury vacation club and a property technology company that provides access to a portfolio of curated vacation options, delivered through an innovative model designed to ensure the service, certainty, and value that discerning travelers demand. The Inspirato portfolio includes exclusive luxury vacation homes, accommodations at five-star hotel and resort partners, and custom travel experiences. For more information, visit www.inspirato.com and follow @inspirato on Instagram, Facebook, X, and LinkedIn.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s hopes, beliefs, intentions or strategies regarding the future or our future events or our future financial or operating performance. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would”, “guidance” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: future financial performance and future business, the pending combination with Buyerlink, strategic and operational initiatives and results. These forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those expressed in or implied by the forward-looking statements. These risks and uncertainties may relate to, among other things:
•Our partnership with Capital One Services, LLC (“Capital One”);
•Our ability to service our outstanding indebtedness and satisfy related covenants;
•Our ability to complete the Buyerlink transaction and to achieve the expected benefits of the transaction;
•The impact of changes to our executive management team;
•Our ability to comply with the continued listing standards of Nasdaq and the continued listing of our securities on Nasdaq;
•Changes in our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects and plans;
•The implementation, market acceptance and success of our business model, growth strategy and new products;
•Our expectations and forecasts with respect to the size and growth of the travel and hospitality industry;
•The ability of our services to meet members’ needs;
•Our ability to compete with others in the luxury travel and hospitality industry;
•Our ability to attract and retain qualified employees and management;
•Our ability to adapt to changes in consumer preferences, perception and spending habits and develop and expand our destination or other product offerings and gain market acceptance of our services, including in new geographic areas;

•Our ability to develop and maintain our brand and reputation;
•Developments and projections relating to our competitors and our industry;
•The impact of natural disasters, acts of war, terrorism, widespread global pandemics or illness on our business and the actions we may take in response to them;
•Expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”);
•Our future capital requirements and sources and uses of cash;
•The impact of our reductions in workforce on our expenses;
•The impact of market conditions on our financial condition and operations, including fluctuations in interest rates and inflation;
•Our ability to obtain funding for our operations and future growth;
•Our ability to generate positive cash flow from operations, achieve profitability, and obtain additional financing or access the capital markets to manage our liquidity;
•The impact on our liquidity of the obligations in our contractual agreements, including covenants therein;
•The impact of the One Planet Group LLC investment agreement and financing; and
•Our business, expansion plans and opportunities and other strategic alternatives that we may consider, including, but not limited to, mergers, acquisitions, investments, divestitures, and joint ventures.
We caution you that the foregoing list does not contain all of the forward-looking statements made in this press release. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance or achievements. Actual results are subject to numerous risks and uncertainties, including those related to the factors described above and as detailed in Part I, Item 1A of our most recent Annual Report on Form 10-K (“Form 10-K”) filed with the Securities and Exchange Commission (“SEC”), those discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II, Item 7 of our Form 10-K and those discussed in other documents we file with the SEC.
Should one or more of the risks or uncertainties described herein or in any other documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.
Investors should consider the risks and uncertainties described herein and should not place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

IMPORTANT INFORMATION FOR STOCKHOLDERS
This communication may be deemed to be solicitation material in respect of the proposed merger of Inspirato and Buyerlink. Information regarding the proposed merger can be found in Inspirato’s preliminary proxy statement on Schedule 14A, which was filed with the SEC on July 31, 2025, and any amendments thereto. This communication is not a substitute for the definitive proxy statement or for any other document that Inspirato may file with the SEC and send to its stockholders in connection with the proposed merger. INSPIRATO SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC by Inspirato through the website maintained by the SEC at www.sec.gov.
Inspirato, Buyerlink and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed merger under the rules of the SEC. Information about the directors and executive officers of Inspirato is set forth in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 24, 2025. This document can be obtained free of charge from the SEC website indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the merger will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Inspirato Contacts
Investor Relations        Media Relations
ir@inspirato.com     communications@inspirato.com